Exhibit 10.30

                                                                  -1-
                                                            TRADE AGREEMENT

         This Trade Agreement ("Agreement") is made as of October 18, 2000 by and between netcruise.com,inc. ("NETCRUISE.COM") and
Active Media Services, Inc. ("ACTIVE").

         1. Purchase and Sale of Stock. ACTIVE hereby agrees to purchase, and NETCRUISE.COM hereby agrees to sell and issue to ACTIVE, FIVE MILLION (5,000,000) shares of NETCRUISE.COM Common Stock, par value $0.0001 per share (the "Shares"), subject to the terms and conditions of this Agreement ("Agreement") and a Stock Purchase Agreement, substantially in the form attached hereto as Schedule A and made a part hereof.

         2. Issuance of Trade Credit. ACTIVE shall issue to NETCRUISE.COM, in full payment for the Shares, a trade credit in the amount of FIVE MILLION DOLLARS ($5,000,000) (the "Trade Credit"). The Trade Credit shall be utilized solely in accordance with the terms and conditions of this Agreement in connection with the purchase by NETCRUISE.COM of media, goods and/or services and shall not be redeemable for cash. Any Trade Credit that remains unapplied pursuant to this Agreement on the close of business on February 29, 2006 shall expire at that time and thereafter ACTIVE shall have no further obligation to NETCRUISE.COM hereunder.

         3.       Use of the Trade Credit.

                  A. In order to utilize the Trade Credit, NETCRUISE.COM shall submit to ACTIVE, a reasonable time in advance, a buying plan or plans requesting the acquisition of media, goods and/or services reasonably available to ACTIVE as a trading company. Upon acceptance by NETCRUISE.COM of the "Cash Payment Requirement" and the "Trade Credit Requirement") (as such terms are defined in Paragraph 4 hereof), ACTIVE shall submit to NETCRUISE.COM, or its designee, the purchasing schedules developed by ACTIVE for approval prior to placement or purchase. NETCRUISE.COM, or its designee, shall promptly advise ACTIVE whether such purchasing schedules are approved. Upon approval by NETCRUISE.COM of the purchasing schedules, ACTIVE shall promptly purchase the media, goods and/or services requested.

                                                                  -2-
                  B. In the case of media, upon request, ACTIVE will also serve as NETCRUISE.COM's media buying service and will develop media plans for the acquisition of media. ACTIVE shall submit to NETCRUISE.COM the media plans developed by ACTIVE for approval. Once such media plans are approved by NETCRUISE.COM and upon acceptance by NETCRUISE.COM of the Cash Payment Requirement and the Trade Credit Requirement, ACTIVE shall develop purchasing schedules for approval by NETCRUISE.COM prior to placement or purchase. NETCRUISE.COM shall promptly advise ACTIVE whether such purchasing schedules are approved. Upon approval by NETCRUISE.COM of the purchasing schedules, ACTIVE shall promptly purchase the media requested.

                  C. In the case of media, costs shall be gross. In the case of broadcast and/or electronic media, costs shall be determined as set forth in such buying plan or plans and as mutually agreed to by NETCRUISE.COM and ACTIVE and all placements shall be subject to availability and market conditions. In the case of print media, costs shall be the published SRDS rate card costs and all insertions shall be subject to each publisher's rules on trade eligibility, which shall be at the discretion of such publisher. In the case of outdoor media, costs shall be the vendor's rate card for the location in question and all postings shall be subject to availability and each vendor's rules on trade eligibility, which shall be at the discretion of each vendor. In the case of internet media, costs shall be the applicable website's rate card for the website and placement shall be subject to availability and to each website's rules on trade eligibility, which shall be at the discretion of each website.


                  D. In the case of travel-related services, which are subject to trade availability to ACTIVE, costs shall be the applicable published rates available to ACTIVE for the dates requested at the time of reservation confirmation. In the case of goods and/or services (other than media and travel-related services), which are subject to trade availability to ACTIVE: (i) a benchmark for the costs of such goods and/or services must be established by NETCRUISE.COM in arms length negotiations with a vendor or supplier and as agreed to by ACTIVE; (ii) such costs must be verifiable by ACTIVE; and (iii) NETCRUISE.COM shall provide ACTIVE with invoices or contracts evidencing such costs, or if no such invoices or contracts exist, with proposals NETCRUISE.COM has received from vendors or suppliers evidencing such costs.

                  E. Attached hereto as Schedule B and made a part hereof is a list of media, goods and/or services which ACTIVE has provided to its clients on a trading basis. This list is subject to change and to trade availability to ACTIVE.

         4. Payment of ACTIVE's invoices. ACTIVE shall advise NETCRUISE.COM of the portion of its invoices that ACTIVE will require to be paid in cash in order to effectuate a particular purchasing schedule (the "Cash Payment Requirement"). The remaining portion of ACTIVE's invoices will be paid by application of unapplied trade credit (the "Trade Credit Requirement"). In the case of media, the Trade Credit Requirement of ACTIVE's invoices will never be less than fifteen percent (15%) of ACTIVE's invoices. In the event there is insufficient Trade Credit to pay the Trade Credit Requirement of any of ACTIVE's invoices, NETCRUISE.COM shall pay cash to the extent of such insufficiency. Payment terms for ACTIVE's invoices will be on a prepaid or estimate basis as determined by ACTIVE in accordance with its standard credit review policies and procedures. In the case of media, following completion of the related media campaign, ACTIVE shall provide NETCRUISE.COM with a reconciliation of the actual media which ran against the media specified in the prepaid or estimated invoice(s), together with proof of performance, and any appropriate adjustments will be made.

         5.       Representations and Warranties.

                  A.       By NETCRUISE.COM

1. Organization and Standing. NETCRUISE.COM is a corporation duly organized and validly existing under the laws of the State of New Jersey and is in good standing under such laws. NETCRUISE.COM has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

2. Corporate Power. NETCRUISE.COM has all requisite legal and corporate power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

3. Authorization. All corporate action on the part of NETCRUISE.COM, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by NETCRUISE.COM, the authorization, sale, issuance and delivery of the Shares and the performance of all of NETCRUISE.COM's obligations hereunder have been taken or will be taken prior to the execution of this Agreement by both parties. This Agreement constitutes the valid and legally binding obligations of NETCRUISE.COM, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

4. Governmental Consents. No consent, approval, qualification or authorization of registration, designation, declaration or filing with, any local, state or federal governmental authority on the part of NETCRUISE.COM is required in connection with the valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Shares or the consummation of any transaction contemplated hereby, except such additional filings as will be made by NETCRUISE.COM to comply with applicable state and federal securities laws, and with applicable general corporation laws of the various states.

5. Commercial Advertising. NETCRUISE.COM represents and warrants that each and every element of any commercial advertising delivered by NETCRUISE.COM directly or indirectly to ACTIVE and/or any media provider pursuant to this Agreement does not and shall not infringe upon or violate the rights of any third party, including, without limiting the generality of the foregoing, any copyrights, trademarks, servicemarks, literary, music performance and synchronization rights, or other intellectual property rights, any rights of privacy and publicity, any private, civil or property rights, or any other applicable law.

6. Survival. The representations and warranties of NETCRUISE.COM set forth in this Agreement shall survive the expiration or termination of this Agreement.

                  B.       By ACTIVE.

1 Organization and Standing. ACTIVE is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. ACTIVE has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

2. Corporate Power. ACTIVE has all requisite legal and corporate power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

3. Authorization. All corporate action on the part of ACTIVE, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by ACTIVE, the authorization, sale, issuance and delivery of the Shares and the performance of all of ACTIVE's obligations hereunder have been taken or will be taken prior to the execution of this Agreement by both parties. This Agreement constitutes the valid and legally binding obligations of ACTIVE, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

4. Governmental Consents. No consent, approval, qualification or authorization of registration, designation, declaration or filing with, any local, state or federal governmental authority on the part of ACTIVE is required in connection with the valid execution, delivery or performance of this Agreement, or the consummation of any transaction contemplated hereby.

5. Survival. The representations and warranties of ACTIVE set forth in this Agreement shall survive the expiration or termination of this Agreement.

         6.       Miscellaneous.

                  A. ACTIVE, on the one hand, and NETCRUISE.COM on the other, (each an "Indemnitor") each indemnifies and agrees to hold harmless the other, its successors, assigns, shareholders, officers, directors, agents, representatives, employees and/or subdistributors of the Shares and/or each of them (collectively referred to herein as the "Indemnified Party") from and against any and all claims, liabilities, costs, expenses, suits, losses, damages, recoveries (including, without limitation, reasonable attorney's fees and disbursements), including interest, incurred by the Indemnified Party in any action or proceeding between Indemnitor and the Indemnified Party or between the Indemnified Party and any third party or otherwise, arising out of any breach or alleged breach of any warranty, representation, agreement or inducement herein made by the Indemnitor. The indemnification obligations contained herein shall survive the expiration or termination of this Agreement.

B. This Agreement will not be effective to bind ACTIVE until and unless executed and delivered by ACTIVE. Subject to the foregoing sentence, this Agreement shall be binding upon the successors of both NETCRUISE.COM and ACTIVE.

                  C. This Agreement and the Schedules attached hereto contain the entire understanding between the parties and supersede all prior and contemporaneous agreements and understandings, written or oral, with respect to the subject matter herein and no representations, warranties, inducements, promises or agreements, oral or otherwise, by or between the parties not contained herein or incorporated herein by reference shall be of any force or effect. This Agreement may not be modified except by a writing signed by both nor may it be assigned by either party hereto without the prior written consent of the other party hereto, except as provided immediately below. NETCRUISE.COM may assign TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) of the Trade Credit to David Appell ("Appell") in consideration for his services as a broker in this transaction, upon ACTIVE and Appell signing a Trade Credit Usage Agreement in connection with the usage of the Trade Credit. Any assignment made in violation of this Agreement shall be void. ACTIVE retains the right to determine and modify payment terms in accordance with its standard credit review policies and procedures and to request and review credit references, histories and reports of NETCRUISE.COM. No waiver of any provision of this Agreement shall be deemed or shall constitute a continuing waiver of such provision or a waiver of any other provision, unless otherwise expressly provided for in a writing signed by both parties.

                  D. This Agreement shall be governed by the laws of the State of New York without reference to principles of choice of laws. In the event of any litigation, action or other proceeding relating to or arising out of this Agreement, or the performance and enforcement of this Agreement, the parties hereto irrevocably consent and submit to the exclusive personal jurisdiction of the federal courts of the State of New York. Each of the parties consents that service of process may be made on them by registered mail or overnight courier (with delivery confirmed), to their respective addresses set forth herein. Each of the parties hereto irrevocably waives any objection to services of process so made or to jurisdiction or venue in such federal courts of the State of New York, including without limitation any objection based on the grounds of forum non conveniens.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above set forth.


ACTIVE MEDIA SERVICES, INC.

                                                     By: /s/______________
                                                                Arthur Wagner
                                                                    President

                                                     NETCRUISE.COM, INC.


                                                     By: /s/_________________
                                                                Lawrence E. Burk
                                                                President

                                                              Schedule A




                                              Form of Stock Purchase Agreement



                          See Stock Purchase Agreement









                           ACTIVE MEDIA SERVICES, INC.


                                            By:  /s/_________________________



                                            NETCRUISE.COM, INC.


                                            By: /s/___________________________

                                                              Schedule B


                                                  MEDIA, GOODS AND/OR SERVICES
Spot Television
Spot Radio
Network Radio
National Cable Television
Print Media
National Syndication
Outdoor Media
Hotels
Airlines
Air Freight
Ocean Freight
Long Distance Telecommunication Services and Equipment
Carpet
Printing Services
Office Relocation Services
Business Equipment
Computer Software
Corrugated Box/Packaging
Premium and Incentive Items
Energy (subject to local, state and federal rules and  regulations)
Office Furniture

The foregoing list is subject to change and to trade availability to ACTIVE.

                                                     ACTIVE MEDIA SERVICES, INC.

                                                     By: /s/_______________

                                                     NETCRUISE.COM, INC.

                                                     By: /s/__________________



                                                              Schedule B